UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21283

Excelsior Buyout Investors, LLC

(Exact name of registrant as specified in charter)

225 High Ridge Road

Stamford, CT 06905

(Address of principal executive offices) (Zip code)

James D. Bowden

Merrill Lynch Alternative Investments LLC

100 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-637-2587

Date of fiscal year end: March 31

Date of reporting period: December 31, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

As of December 31, 2013, Excelsior Buyout Investors, LLC (the "Fund") did not have any investments in portfolio funds (the “Portfolio Funds”) and therefore a schedule of investments is not included with this filing.

Change of Investment Adviser

Until December 31, 2013, Bank of America Capital Advisors LLC (“BACA”), an indirect wholly-owned subsidiary of Bank of America and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), served as investment adviser of the Fund. Effective December 31, 2013, BACA reorganized into its affiliate, Merrill Lynch Alternative Investments LLC (“MLAI” or the “Investment Adviser”) (the “Reorganization”). As the survivor of the Reorganization and the successor of BACA, MLAI assumed all responsibilities for serving as the Investment Adviser of the Fund under the terms of the investment advisory agreement between BACA and the Fund (the “Advisory Agreement”). The transfer of the Advisory Agreement from BACA to MLAI was approved by the Fund’s Board of Managers (the “Board”) on November 25, 2013. The personnel of MLAI who provide services to the Fund are the same personnel who previously provided such services to the Fund on behalf of BACA.

MLAI is registered as an investment adviser under the Advisers Act and is an indirect wholly-owned subsidiary of Bank of America. The Reorganization is intended to facilitate the consolidation of multiple investment advisory entities within Bank of America.

Valuation of Investments

The Fund computes its net asset value as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Investment Adviser in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Fund values its interests in the Portfolio Funds and other investments. The Board has delegated to the Investment Adviser general responsibility for determining the value of the assets held by the Fund. The value of the Fund’s interests is based on information reasonably available at the time the valuation is made and the Investment Adviser believes to be reliable. Generally, the value of each Portfolio Fund is determined to be that value reported to the Fund by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies. The Fund follows the authoritative guidance under accounting principles generally accepted in the United States of America for estimating the fair value of investments in investment companies that have calculated net asset value in accordance with the specialized accounting guidance for investment companies.

While the Investment Adviser may rely on a Portfolio Fund’s valuation mechanics, the Investment Adviser must maintain an effective monitoring process and internal controls to comply with the Procedures and the Fund’s stated accounting policies. In reviewing valuations from Portfolio Funds, the Investment Adviser takes into consideration all reasonably available information from Portfolio Funds related to valuation. If the Investment Adviser determines that a Portfolio Fund’s value as reported by that Portfolio Fund does not represent current fair value, or in the event a Portfolio Fund does not report a quarter-end value to the Fund on a timely basis, then the Portfolio Fund is valued at its fair value in accordance with the Procedures. In determining fair value of a Portfolio Fund, the Investment Adviser shall calculate a value for such Portfolio Fund subject to review and supervision by the valuation committee of the Board (the "Valuation Committee") that it reasonably believes represents the amount the Fund could reasonably expect to receive if the Fund was able to sell its interests in the Portfolio Fund at that time. In making such a recommendation and approving a valuation, the Investment Adviser and the Valuation Committee, respectively, take into consideration all reasonably available information and other factors deemed pertinent. Because of the inherent uncertainty of valuations, however, estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Financial Accounting Standards Board (“FASB”) ASC 820-10 "Fair Value Measurements and Disclosure" establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
Level 3	Inputs that are unobservable.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. An investment's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, provided by multiple, independent sources that are actively involved in the relevant market. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the Investment Adviser’s perceived risk of that investment.

All of the Fund's investments in the Portfolio Funds have been classified within Level 3, and the Fund generally does not hold any investments that could be classified as Level 1 or Level 2, as observable prices are typically not available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Fund commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Fund generally holds interests in such Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the "secondary market." These interests, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3.

Assumptions used by the Investment Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

Valuation Process for Level 3 Fair Value Measurements

The Fund generally used the capital balance reported by the Portfolio Funds as a primary input in its valuation; however, adjustments to the reported capital balance were made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, any restrictions or illiquidity on such interest, any potential clawbacks by the Portfolio Funds and the fair value of the Portfolio Funds’ investment portfolio or other assets and liabilities. The valuation process for investments categorized in Level 3 of the fair value hierarchy was completed on a quarterly basis and was designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight and review. The Investment Adviser had responsibility for the valuation process and the fair value of investments reported in the financial statements. The Investment Adviser performed initial and ongoing investment monitoring and valuation assessments. The Investment Adviser’s due diligence process included evaluating the operations and valuation procedures of the managers of the Portfolio Funds and the transparency of those processes through background and reference checks, attendance at investor meetings and periodic site visits. In determining the fair value of investments, the Investment Adviser reviewed periodic investor reports and interim and annual audited financial statements received from the Portfolio Funds, reviewed material quarter over quarter changes in valuation and assessed the impact of macro market factors on the performance of the Portfolio Funds. The Board reviewed investment transactions and monitored performance of the managers of the Portfolio Funds. The fair value recommendations of the Investment Adviser were reviewed and supervised by the Board on a quarterly basis.

Significant Unobservable Inputs

At December 31, 2013, the Fund had no investments in Portfolio Funds.

The following table includes a roll-forward of the amounts for the nine months ended December 31, 2013 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

	Distressed Investment	Domestic Buyout	European Buyout	Total
Balance as of April 1, 2013	$72,052	$16,200,555	$294,956	$16,567,563
Net change in unrealized appreciation on investments	(72,052)	(14,546,194)	(294,956)	(14,913,202)
Contributions	-	51,760	-	51,760
Distributions	(59,085)	(14,493,143)	(280,143)	(14,832,371)
Net realized gain on investments	59,085	12,787,022	280,143	13,126,250
Balance as of December 31, 2013	$-	$-	$-	$-

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 at the end of the reporting period.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Excelsior Buyout Investors, LLC

By (Signature and Title)	/s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date	March 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date	March 3, 2014

By (Signature and Title)	/s/ Steven L. Suss
Steven L. Suss, Chief Financial Officer

Date	March 3, 2014